Supplement Dated September October 9, 2007

NUVEEN PREFERRED SECURITIES FUND

A series in Nuveen Investment Trust V

Prospectus dated July 3, 2007

Effective immediately the following changes are made:

The following underlined language is added to the first sentence on p. 15,

“How You Can Buy and Sell Shares”

“The fund is only available to approved Nuveen employees and direct clients of registered investment advisers that clear through Charles Schwab, National Financial (Fidelity), Pershing and Fiserv, or to other RIAs who have conducted due diligence on the fund directly with NAM and have a fiduciary relationship with their clients and that the trading platforms used restrict access to the fund for non-RIAs and RIAs who have not met the aforementioned criteria.”

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-INV5-1007D